EXHIBIT 10.1

FORM OF SUBSCRIPTION AGREEMENT

SPO Medical Inc.

Attention: Michael Braunold, CEO

Gentlemen:

1. Subscription.

(a) Subject to the terms and conditions of this Agreement the undersigned (the "Purchaser") hereby irrevocably subscribes for and agrees to purchase shares of the common stock, par value $0.01 per share (each a “Share” and collectively, the “Shares”) of SPO Medical Inc. (hereinafter the “Company”) at a price per Share of USD $0.025 of the Company as defined below (the Shares sometimes referred to as the "Units"), for an aggregate purchase price (the “Purchase Price ") and for the number of Shares set forth below and on the signature page hereto.

(b) Payment. Upon execution of this Agreement, the Purchaser will pay by wire transfer to an account designated by the Company the full amount of the purchase price of the Units for which the Purchaser is subscribing.

(c) The “Closing Date” shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, the Purchaser shall purchase and the Company shall sell to the Purchaser the Shares for the Purchase Price indicated thereon, as described above in this Agreement.

2.                  Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby acknowledges that his investment in the Units involves a high degree of risk and his economic circumstances are such that he can afford the loss of his investment. The Purchaser further acknowledges, represents, warrants and agrees as follows:

(a) The Purchaser is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and the Purchaser is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect the Purchaser’s own interests. The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein;

(b) None of the Units have been registered under the Act or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Act, by virtue of Section 4(2) and/or Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

(c) Neither the Securities and Exchange Commission nor any state securities commission has approved the sale of the Units or the common stock being purchased hereby or into which the warrants are convertible nor has the Commission passed upon or endorsed the merits of the Offering;

(d) The Purchaser has had the opportunity to obtain any information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in all documents received or reviewed in connection with the purchase of the Units and has had the opportunity to meet with representatives of the Company and to have them answer any questions and provide such additional information regarding the terms and conditions of this particular investment and the finances, operations, business and prospects of the Company deemed relevant by the Purchaser.

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(e) The Purchaser has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission to the Company's Form 10-K filed on April 11, 2013 for the fiscal year ended December 31, 2012, together with all subsequent filings made available at the EDGAR website prior to the date hereof (hereinafter referred to collectively as the "Reports"). In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as contained in the Reports. The Purchaser and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries;

(f) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communications published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the Offering and is not subscribing for Units and did not become aware of the Offering as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser;

(g) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby;

(h) The Purchaser has sufficient knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable the Purchaser to utilize the information made available to the Purchaser to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto;

(i) The Purchaser is acquiring the Units solely for his own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units purchased hereunder, and the Purchaser has no plans to enter into any such agreement or arrangement;

(j) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Act and applicable state securities laws or an exemption from such registration is available. The Purchaser acknowledges and understands legends shall be placed on the certificates representing the shares of common stock into which the warrants are convertible to the effect that they have not been registered under the Act or applicable state securities laws. Appropriate notations thereof will be made on the securities issued substantially as follows:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.”

(k) In addition, the certificates representing the common stock of the Company, and any and all securities issued in replacement thereof or in exchange therefore, shall bear such legend as may be required by the securities laws of the jurisdiction in which Purchaser resides.

(l) The Purchaser has adequate means of providing for the purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

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(m) The Purchaser: (i) if a natural person represents that he has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and has adequate means for providing for his current financial needs and anticipated future needs and possible personal contingencies and emergencies and has no need for liquidity in the investment in the Units; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(n) The Purchaser acknowledges that the Company is in the development stage, has been engaged in business for only a short period of time and has limited operations. The Purchaser is knowledgeable about investment considerations in development-stage companies. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment in the Units is suitable one for the Purchaser;

(o) The Purchaser agrees that it may not sell, transfer, pledge, encumber, hypothecate, permit to be subject to a security interest, grant an option in or otherwise dispose of the Units being acquired hereunder or the shares of Common Stock into which the warrants are to be convertible unless such securities are registered under the Securities Act or unless an opinion of counsel satisfactory is delivered to the Company that no such registration is required is delivered to the Company;

(p) The Purchaser represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless it otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

4.1             Organization and Authority; Subsidiaries. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into and perform this Agreement and the other agreements contemplated hereby to which it is a party. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except for jurisdictions where failure to become licensed or to so qualify could not reasonably be expected to have a material adverse effect on the business and operations of the Company taken as a whole. The Company has all requisite corporate power and authority to own its properties, to carry on its business as now conducted, and to enter into and perform its obligations under this Agreement.

4.2             Authorization; Binding Effect. The Company has taken all corporate actions which are necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

4.3             No Bankruptcy or Insolvency. The Company has not filed any voluntary petition in bankruptcy or been adjudicated a bankrupt or insolvent, filed by petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal bankruptcy, insolvency, or other debtor relief law, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any substantial part of its properties. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal bankruptcy act, or other debtor relief law, and no other liquidator has been appointed of the Company or of all or any substantial part of its properties.

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4.4                          No Litigation. There are no actions, suits or proceedings of any type pending or, to the knowledge of the Company, threatened, against the Company which if adversely determined could have a material adverse effect on the business and operations of the Company taken as a whole.

4.5                          No Violation or Conflict. Assuming the representations and warranties of the Purchaser in Section 3 are true and correct neither the issuance and sale of the Units do, nor the issuance of the Warrant Shares upon the exercise of the Warrant will, (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, or (B) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound.

4.6                          Investment Company. The Company is not, and is not controlled by, an “Investment Company” within the meaning of the Investment Company Act.

4.7                          Governmental Consents and Notices. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Units, or the consummation of any other transaction contemplated hereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Units under applicable state and federal securities laws, which qualification if required, will be accomplished in a timely manner or the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

4.8                          Units and Common Stock. The Common Stock when issued, will be duly authorized, validly issued, fully paid and nonassessable.

4.9                          Intellectual Property Rights and Interests. The Company has not received any written or oral notice or claim that the Company is infringing the intellectual property rights of any other person or legal entity or that the Company is in material breach or default of any license granting to the Company rights in any intellectual property. To the knowledge of the Company as of the date hereof, without having conducted any independent investigation or analysis of its intellectual property rights and the use thereof by third parties, no third party is infringing upon any intellectual property rights proprietary to the Company.

4.10                      Filings. At the times of their respective filings, all of the Reports complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the Exchange Act and in each case the rules and regulations of the Commission promulgated thereunder. None of the Company’s Reports contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.11                      No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act in a manner that would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

4.12                      No Fees. The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the transactions contemplated by this agreement.

4.13                      Rights of Other Affecting the Transaction. There are no preemptive rights of any person to acquire the Units or the Warrant Shares or any portion thereof. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements. On the Closing Date, the Company shall provide Purchaser in writing with the total number of outstanding shares of the Company’s common stock, which number shall be true and correct.

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5. Undertaking. Until such time as all the Shares or the Warrant Shares are saleable by the Purchaser without restriction, the Company will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144 or any successor rule such information as is required for the Purchasers to sell the Securities under Rule 144 under the Securities Act of 1933, as amended. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

6. Indemnification. The Company agrees to indemnify and hold harmless the Purchaser, and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Company of any covenant or agreement made by the Company herein or in any other document delivered in connection with this Agreement, except to the extent such losses, liabilities, claims, damages, and expenses result primarily from Purchaser's failure to perform any covenant or agreement contained in this Agreement or the Purchaser's or its officer’s, director’s, employee’s or agent’s illegal or willful misconduct, gross negligence, recklessness or bad faith (in each case, as determined by a non-appealable judgment to such effect) in performing its obligations under this Agreement.

7. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8. Amendment. This Agreement shall not be amended, modified or waived except by an instrument in writing signed by the party against whom any such amendment, modification or waiver is sought.

9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing

(a) if to Company,

SPO Medical Inc.

3 HaGavish St. Kfar Saba, Israel 44425.

Telephone No.: (011-972-9) 966-2520

Telecopier No.: (011-972-9) 966-2525

mbraunold@spoglobal.com

with a copy to:

Aboudi & Brounstein
            Law Offices

Rechov Gavish 3, POB 2432

Kfar Saba Industrial Zone 44641 Israel

Telephone No.: (011-972-9) 764-4833

Telecopier No.: (011-972-9) 764-4834

Gerald@a-blaw.com

(b) if to the Purchaser, at the address set forth on the signature page hereof .

10. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser.

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11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.

12. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

13. Confidentiality. The Purchaser acknowledges and agrees that any information or data it has obtained from or about the Company, including, without limitation, the business plan of the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

14. Miscellaneous.

(a)	This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure wherefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)	The Purchaser’s representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Units to the Purchaser.
(c)	Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.
(d)	This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
(e)	Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.
(f)	Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

Accredited Investor Certification and Questionnaire

(Check the appropriate box(es))

1. Please check the appropriate box.

____ (i) I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and reasonably expect to reach that same income level for the current year);

____(ii)	I am a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Units described in this subscription agreement to which this certification is attached be in excess of $1,000,000;

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For purposes of calculating net worth under this Category (ii), (A) the undersigned’s primary residence shall not be included as an asset, (B) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (C) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (d) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

____ (iii) The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement;

____ (iv) The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Units offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;

____ (v) I am a director or executive officer of the Company; or

____ (vi) The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Accredited Investor Certification and Questionnaire shall cease to be true, accurate and complete.

(2) Suitability (please answer each question)

a)      For an individual, please describe any college or graduate degrees held by you:

b)      For all subscribers, please state whether you have you participated in other private placements before:

YES	NO

(c) If your answer to question (b) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(d) For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	NO

(e) For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	NO

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(f) For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES	NO

(g) For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

(3) Manner in which title is to be held: (circle one)

(a) Individual Ownership

(b) Community Property

(c) Joint Tenant with Right of Survivorship (both parties must sign)

(d) Partnership

(e) Tenants in Common

(f) Company

(g) Trust

(h) Other

(4) NASD Affiliation.

Are you affiliated or associated with an NASD member firm (please check one):

YES	NO

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by the NASD Conduct Rules.

_________________________________

Name of NASD Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

[Remainder of page intentionally blank, signature pages follow]

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IN WITNESS WHEREOF, the Purchaser has executed this Agreement this ___ day of May, 2013.

$

(Aggregate Purchase Price)                                                                          # Shares (Purchase Price / 0.025)

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

[NAME OF ENTITY]

[ADDRESS]

_______________________________

Federal Taxpayer

Identification Number

By: _______________________

Name: _______________________

Title: _______________________

SUBSCRIPTION ACCEPTED AND AGREED TO

THIS ____DAY OF May, 2013.

SPO Medical Inc.

By: _____________________________

Name: Michael Braunold

Title: CEO

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